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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
                              --------------------


                           SCHEDULE 14A/A INFORMATION
                                 PROXY STATEMENT
       (PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934)
                                AMENDMENT NO. 1
                              --------------------


Filed by the Registrant [X]
Filed by the party other than the registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a -12

                              L. LURIA & SON, INC.
                (Name of Registrant as Specified in its Charter)


                              L. LURIA & SON, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X]  No Fee Required.
[ ] Fee computed on the table below per Exchange Act Rules 14-a-6(i)(4) and 0-11.

         (1)  Title of each class of securities to which transaction applies:

         (2)  Aggregate number of securities to which transactions applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.

         (4)  Proposed maximum aggregate value of transaction:

         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid:

         (2)  Form, schedule or registration statement no.:

         (3)  Filing party:

         (4)  Date filed:

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



                           REVISED COMMON STOCK PROXY


                              L. LURIA & SON, INC.

                    THIS PROXY IS SOLICITED ON BEHALF OF THE

                        BOARD OF DIRECTORS OF THE COMPANY




         The undersigned, a holder of shares of Common Stock of L. LURIA & SON, INC., a Florida corporation (the "Company"), hereby appoints Ilia Lekach and Albert Friedman, and each of them, as proxies for the undersigned, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of the Company held of record by the undersigned at the close of business on April 15, 1997 at the Annual Meeting of Shareholders of the Company to be held at the Australian Open Room, Don Shula's Hotel, Main Street, Miami Lakes, Florida 33014, on June 5, 1997 at 9:00 a.m., local time, and at any adjournments thereof.


         The shares of Common Stock represented by this Proxy will be voted in the manner directed herein by the undersigned shareholder, who shall be entitled to one vote for each share of Common Stock held. If no direction is made, this Proxy will be voted for each item listed below.

         The Board of Directors unanimously recommends a vote FOR each proposal.

     1.           ELECTION OF           Joel Eidelstein
                  DIRECTORS             Ilia Lekach
                                        Albert Friedman

[ ] VOTE FOR all nominees listed above, except authority to vote withheld from the following nominees (if any).

[ ] AUTHORITY TO VOTE WITHHELD from all nominees.

    2. Proposal to amend and restate the Company's 1996 Stock Option Plan.

       [ ] VOTE FOR    [ ] VOTE AGAINST   [ ] ABSTAIN

    3. Proposal to adopt the Company's 1997 Stock Plan.

       [ ] VOTE FOR    [ ] VOTE AGAINST   [ ] ABSTAIN

    4. Proposal to ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the current fiscal year.


       [ ] VOTE FOR    [ ] VOTE AGAINST   [ ] ABSTAIN

    5. Proposal to transact such other business as may properly come before the meeting or any adjournment.




THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL OF THE PROPOSALS.

                               (See reverse side)

                           (Continued from other side)

         The undersigned hereby acknowledges receipt of (1) the Notice of Annual Meeting for the 1997 Annual Meeting, (2) the Proxy Statement, and (3) the 1997 Annual Report to Shareholders.


Dated: _____________, 1997



_______________________________________________
(Signature)


_______________________________________________
(Signature if held jointly)


IMPORTANT: Please sign exactly as your name appears hereon and mail it promptly even though you now plan to attend the meeting. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY USING THE ENVELOPE PROVIDED. NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.

                           REVISED CLASS B STOCK PROXY


                              L. LURIA & SON, INC.

                    THIS PROXY IS SOLICITED ON BEHALF OF THE

                        BOARD OF DIRECTORS OF THE COMPANY



         The undersigned, a holder of shares of Class B Stock of L. LURIA & SON, INC., a Florida corporation (the "Company"), hereby appoints Ilia Lekach and Albert Friedman, and each of them, as proxies for the undersigned, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Class B Stock of the Company held of record by the undersigned at the close of business on April 15, 1997 at the Annual Meeting of Shareholders of the Company to be held at the Australian Open Room, Don Shula's Hotel, Main Street, Miami Lakes, Florida 33014, on June 5, 1997 at 9:00 a.m., local time, and at any adjournments thereof.

         The shares of Class B Stock represented by this Proxy will be voted in the manner directed herein by the undersigned shareholder. Except with regard to voting on the ratification of the election of Directors, where holders of Class B Stock are entitled to one vote for each share held, holders of Class B Stock will be entitled to ten votes on all other matters presented at the meeting. If no direction is made, this Proxy will be voted for each item listed below.


         The Board of Directors unanimously recommends a vote FOR each proposal.

    1. ELECTION OF           Joel Eidelstein
       DIRECTORS             Ilia Lekach
                             Albert Friedman

[ ] VOTE FOR all nominees listed above, except authority to vote withheld from the following nominees (if any).

[ ] AUTHORITY TO VOTE WITHHELD from all nominees.

    2. Proposal to amend and restate the Company's 1996 Stock Option Plan.

       [ ] VOTE FOR    [ ] VOTE AGAINST   [ ] ABSTAIN

    3. Proposal to adopt the Company's 1997 Stock Plan.

       [ ] VOTE FOR    [ ] VOTE AGAINST   [ ] ABSTAIN

    4. Proposal to ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the current fiscal year.


       [ ] VOTE FOR    [ ] VOTE AGAINST   [ ] ABSTAIN

    5. Proposal to transact such other business as may properly come before the meeting or any adjournment.



THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL OF THE PROPOSALS.


                               (See reverse side)

                           (Continued from other side)

         The undersigned hereby acknowledges receipt of (1) the Notice of Annual Meeting for the 1997 Annual Meeting, (2) the Proxy Statement, and (3) the 1997 Annual Report to Shareholders.


Dated: _____________, 1997



__________________________________________
(Signature)


__________________________________________
(Signature if held jointly)


IMPORTANT: Please sign exactly as your name appears hereon and mail it promptly even though you now plan to attend the meeting. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY USING THE ENVELOPE PROVIDED. NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.

                                  May 16, 1997



To the Shareholders of L. Luria & Son, Inc.:

         You were previously sent a proxy card to cast your vote for the matters to be voted on at the Annual Meeting of Shareholders of L. Luria & Son, Inc. to be held at the Australian Open Room, Don Shula's Hotel, Main Street, Miami Lakes, Florida 33014, on June 5, 1997, at 9:00 a.m., and any adjournments thereof. The prior proxy card inadvertently omitted the boxes necessary to cast your vote for proposal number 4. Please destroy the prior proxy card and use the enclosed revised proxy card to cast your vote on all proposals. If you have already returned the prior proxy card, please complete the enclosed proxy card so our transfer agent can properly reflect your vote on all proposals. A return envelope has been enclosed for your convenience.

         Also, in the event you did not receive a Luria's gift certificate in the prior mailing of proxy materials, please accept the enclosed gift certificate as our special invitation to visit our exciting new superstores. We appreciate your patronage and support.



                                              L. LURIA & SON, INC.